497(d)

                                  FT 233
                   America's Leading Brands Growth Trust, Series 3
                       Business Services 2000 Growth Trust Series
                       Financial Services Growth Trust, Series 4
                      Investment Services Growth Trust, Series 3
                         Pharmaceutical Growth Trust, Series 4
                           Technology Growth Trust, Series 7

               Supplement to the Prospectus dated January 15, 1998

Notwithstanding anything to the contrary in the Prospectus, broker/dealers or other selling agents will receive an additional volume concession or agency commission of .30% of the Public Offering Price on all primary market purchases of Units of the Trusts contained in FT 233 subsequent to October 29, 1998 if such broker/dealers or other selling agents have aggregate purchases of Trust Units from the Sponsor on the Initial Date of Deposit of at least $100,000 of the Trusts or $250,000 of any one of such Trusts on any day thereafter, or if such broker/dealers or other selling agents were entitled to receive such additional volume concession or agency commission based on their sales of units of the trust or trusts contained in FT 250, FT 253, FT 259, FT 273, FT 274, FT 275, FT 276, FT 284 or FT 291.

October 30, 1998